UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 2004


                              EFOODSAFETY.COM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                     333-68008                   62-1772151
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                            19125 Indian Avenue 86301
                            Palm Springs, California
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (928) 717-1088

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         This Form 8-K and other  reports  filed by  EFoodSafety.com,  Inc. (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         ITEM 8.01 OTHER EVENTS.

         The Company filed a complaint in the Superior Court of Riverside County, California on November 5, 2004 against Mr. Karney and other parties alleging breach of fiduciary duty, conversion, constructive trust, fraud and declaratory relief. The Company believes that Mr. Karney misappropriated approximately $189,000 from the Company and attempted to cause the Company to enter into invalid contracts with close personal friends without proper authorization. These friends were also paid Company proceeds without providing any consideration. As of December 2, 2004, the Company completed service of process of its complaint on all named defendants including its former Chief Executive Officer, Clarence "Bill" Karney, AmeriFinancial, Inc., Conn Chemicals Engineering Company, Inc. and Trac Force dba Freshtrak.







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EFOODSAFETY.COM, INC.
                                  (Registrant)

Date: December 7, 2004
                                              /s/ Mark Taggatz
                                           -------------------------------------
                                           Mark Taggatz, Chief Executive Officer